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                                                                   EXHIBIT 10.03
                       INDUSTRIAL SCIENTIFIC CORPORATION
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                             1993 STOCK OPTION PLAN
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                    AS AMENDED AND RESTATED ON JUNE 10, 1998
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                              ARTICLE I - GENERAL

Section 1.1  Purpose
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     The purposes of the 1993 Stock Incentive Plan, as amended (the "Plan") are:
(a) to enhance the growth and profitability of Industrial Scientific
Corporation, a Pennsylvania corporation (the "Corporation"), and its subsidiaries by providing the incentive of long-term rewards to employees of the Corporation and its subsidiaries; (b) to attract and retain employees and Nonemployee Directors of outstanding competence and ability; (c) to encourage long-term stock ownership by employees and Nonemployee directors; and (d) to further identity the interests of such employees with those of shareholders of the Corporation.

Section 1.2  Definitions
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     For the purpose of the Plan, the following terms shall have the meanings indicated:

     (a) "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, including any successor law thereto.

     (c) "Committee" shall mean the Compensation Committee of the Board of Directors, or its functional successor, unless some other Board committee has been designated by the Board of Directors to administer the Plan. The Committee shall be constituted so that at all relevant times it meets the then applicable requirements of Rule 16b-3 (or its successor) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (d) "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Corporation.

     (e) "Disability" shall mean total and permanent disability within the meaning of Section 22(e)(3) of the Code.

     (f) "Employee Participant" shall mean any employee who has met the eligibility requirements set forth in Section 1.5 hereof and to whom a grant has been made and is outstanding under the Plan.
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     (g)  "Fair Market Value"
          (i) The Fair Market Value of one share shall mean the average of the high and low sales prices per share of the Common Stock as reported on the National Association of Securities Dealers Automated Quotations System National Market System (hereinafter the "NASDAQ/NMS System") on the relevant date under the Plan. If sales of Common Stock are not reported on the NASDAQ/NMS System on that date, the Fair Market Value of one share will be determined on the basis of the average of the high and low sales prices per share of such stock on the closest preceding day on which there were sales reports.

          (ii) If, in the opinion of the Committee, the sales of Common Stock on the relevant date are insufficient to constitute a representative market, the Fair Market Value of a share of Common Stock on such date shall be deemed equal to the average between the high and low sales prices per share of Common Stock on the NASDAQ/NMS System for the first preceding date on which sales of Common Stock are included that do, in the opinion of the Committee, constitute a representative market.

          (iii)Notwithstanding the foregoing, with respect to the Committee's initial award of Stock Options to Employee Participants which shall occur on the date on which registration statement (33-63182) relating to the Common Stock becomes effective, the Fair Market Value of one share shall mean the initial public offering price of the Common Stock on such effective date.

     (h) "Nonemployee Director" shall have the meaning ascribed to it in Rule 16b-3(a)(3) of the Exchange Act.

     (i) "Retirement" shall mean the termination of employment with the Corporation after reaching age 55 and having completed at least 5 years of service, or termination of employment under circumstances which the Committee deems equivalent to retirement.

     (j) "Stock Option" shall mean a right, granted to a participant pursuant to the Plan, to purchase, before a specified date and at a specified price, a specified number of shares of Common Stock. Stock Options may be "Incentive Stock Options," which meet the definition of such in Section 422 of the code, or "Nonstatutory Stock Options," which do not meet such definition.

Section 1.3  Administration

     (a) The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to:
(i) subject to Section 1.5 hereof, select Employee Participants after receiving the recommendations of the management of the Corporation; (ii) determine the number of shares of Common Stock subject to each Stock Option

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grant to an Employee Participant; (iii) determine the time or times when grants to Employee Participants are to be made or are to be effective; (iv) determine the terms and conditions subject to which grants to Employee Participants may be made; (v) extend the term of any Stock Option granted to an Employee Participant; (vi) prescribe the form or forms of the agreements evidencing any grants made hereunder, provided that such forms are consistent with the Plan;
(vii) adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Plan; (viii) construe and interpret the Plan and all rules, regulations, and instruments utilized thereunder; and (ix) make all determinations deemed advisable or necessary for the administration of the Plan. All determinations by the Committee shall be final and binding.

     In addition to the foregoing, the Committee shall also have the authority to determine the terms and conditions, including, but not limited to the amount, price and timing of option grants to Nonemployee Directors pursuant to Article III of the Plan.

     (b) Subject to the provisions of the Plan, the Committee shall act in accordance with the procedures established for a Committee under the Corporation's Articles of Incorporation and By-Laws or under any resolution of the Board.

Section 1.4  Shares Subject to the Plan

     The total number of shares of Common Stock that may be distributed under the Plan shall be 168,750, subject to adjustment as provided in Article IV hereof. Shares of Common Stock distributed under the Plan may be treasury shares or authorized but unissued shares.

     If any Stock Option granted under the Plan expires or terminates, the underlying shares of Common Stock may again be made the subject of grants under the Plan.

Section 1.5  Eligibility and Participation of Employee Participants

     Participation in the Plan by Employee Participants shall be limited to full-time employees of the Corporation.

Section 1.6  Eligibility and Participation of Nonemployee Directors

     Each Nonemployee Director shall only be eligible to receive awards pursuant to Article III of the Plan.

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                 ARTICLE II - PROVISIONS APPLICABLE TO EMPLOYEE
                           PARTICIPANT STOCK OPTIONS

Section 2.1  Grants of Employee Participant Stock Options

     The Committee may select employees to become Employee Participants (subject to Section 1.5 hereof) and grant Stock Options to such Employee Participants at any time; provided, however, that Incentive Stock Options shall be granted within 10 years of the earlier of the date the Plan is adopted by the Board or approved by the stockholders. Before making grants, the Committee must receive the recommendations of the management of the Corporation, which will take into account such factors as level of responsibility, current and past performance, and performance potential. Subject to the provisions of the Plan, the Committee shall also determine the number of shares of Common Stock to be covered by each Stock Option. The Committee shall have the authority, in its discretion, to grant "Incentive Stock Options" or "Nonstatutory Stock Options," or to grant both types of Stock Options.

Section 2.2  Option Documentation

     Each Stock Option granted under the Plan shall be evidenced by written documentation containing such terms and conditions as the Committee may deem appropriate and are not inconsistent with the provisions of the Plan.

Section 2.3  Exercise Price

     The Committee shall establish the exercise price at the time any Stock Option is granted at such amount as the Committee shall determine, except that such exercise price shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the day a Stock Option is granted; provided, however, that in the case of an Incentive Stock Option granted to an employee who, immediately prior to such grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any subsidiary, the exercise price shall not be less than 110% of the Fair Market Value of the underlying shares of Common Stock on the date of grant. The exercise price will be subject to adjustment in accordance with the provisions of Article IV of the Plan.

Section 2.4  Exercise of Stock Options

     (a) Exercisability. Stock Options granted to Employee Participants shall become exercisable at such times and in such installments as the Committee may provide at the time of grant, provided, however that no Stock Option shall be exercisable by an Employee Participant during the first six months of its term, except that this limitation shall not apply following the death of an Employee Participant during employment. Subject to the foregoing limitation, the Committee may, however, in its sole discretion accelerate the time at which a Stock Option or installment may be exercised. A Stock Option may be exercised at any time from the time first set by the Committee until the close of business on the expiration date of the Stock Option. Stock Options are not transferable by an Employee Participant except by will or the laws of descent and

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distribution and are exercisable during an Employee Participant's lifetime only by the Employee Participant.


     (b) Option Period. For each Stock Option granted to an Employee Participant, the Committee shall specify the period during which the Stock Option may be exercised, provided that no Stock Option shall be exercisable after the expiration of 10 years from the date of grant of such Stock Option.

     (c)  Exercise in the Event of Termination of Employment
          (i)  Death:  If an Employee Participant ceases to be an employee of
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          the Corporation by reason of death prior to the exercise or expiration of a Stock Option outstanding in his name on the date of death, such Stock Option may be exercised to the full extent not yet exercised, regardless of whether or not then fully exercisable under the terms of the grant or under the terms of Section 2.4(a) hereof, by his estate or beneficiaries, as the case may be, at any time and from time to time, but in no event after the expiration date of such Stock Option.

          (ii) Disability or Retirement:  The Disability or Retirement of an
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          Employee Participant shall not constitute a termination of employment for purposes of this Article II, provided that following Disability or Retirement such Employee Participant does not engage in or assist any business that the Committee, in its sole discretion, determines to be in competition with business engaged in by the Corporation, and such Employee Participant may exercise any Stock Option outstanding in his name at any time and from time to time, but in no event after the expiration date of such Stock Option. An Employee Participant who does engage in or assist any business that the Committee, in its sole discretion, determines to be competition with business engaged in by the Corporation shall be deemed to have terminated employment.

          (iii) Other Terminations:  If an Employee Participant ceases to
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          be an employee prior to the exercise or expiration of a Stock Option for any reason other than death, all outstanding Stock Options granted to such Employee Participant shall expire on the date of such termination of employment, unless the Committee, in its sole discretion, finds that the circumstances in the particular case so warrant and determines that the Employee Participant may exercise any such outstanding Stock Option (to the extent that he was entitled to do so at the date of such termination of employment) at any time and from time to time within up to 5 years after such termination of employment but in no event after the expiration date of such Stock Option (the "Extended Period"). If an Employee Participant dies during the Extended Period and prior to the exercise or expiration of a Stock Option, his estate or beneficiaries, as the case may be, may exercise such Stock Option (to the extent that the Employee Participant was entitled to do so at the date of termination of employment) at any time and from time to time, but in no event after the end of the Extended Period.

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Section 2.5  Payment of Purchase Price Upon Exercise and Delivery of Shares

     The purchase price of the shares as to which a Stock Option is exercised shall be paid to the Corporation by the Employee Participant at the time of exercise (i) in cash, (ii) by delivering freely transferable shares of Common Stock already owned by the employee having a total Fair Market Value on the day prior to the date of exercise equal to the purchase price; provided, however, that shares of Common Stock delivered in payment of the purchase price must have been held by the Employee Participant for at least six (6) months in order to be utilized to pay the purchase price, (iii) a combination of cash and shares of Common Stock equal in value to the exercise price, or (iv) by such other means as the Committee, in its sole discretion, may determine. Upon receipt by the Corporation of the purchase price, stock certificate(s) for the shares of Common Stock as to which a Stock Option is exercised shall be delivered to the Employee Participant, or such shares shall be credited to a brokerage account or otherwise delivered, in such manner as the Employee Participant may direct.

Section 2.6 Limitation on Fair Market Value of Shares of Common Stock Received upon Exercise of Incentive Stock Options

     The aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which an Incentive Stock Option is exercisable for the first time by an Employee Participant during any calendar year (under all plans of the Corporation) shall not exceed $100,000 or such other limit as may be established from time to time under the Code.

          ARTICLE III - PROVISIONS APPLICABLE TO NONEMPLOYEE DIRECTORS

Section 3.1  Grant of Nonemployee Stock Options

     Upon approval of the Committee, each Nonemployee Director shall automatically receive a NonStatutory stock option to purchase 1,000 shares of Common Stock, or such other amount as is determined by the Committee, on the first Friday following the Corporation's Annual Meeting of Shareholders in which such Director is elected to serve or, if such Nonemployee Director is appointed to fill a vacancy, on the date such Nonemployee Director's term as a director commences. Any Nonemployee Director whose initial term commenced prior to the effective date of this Plan who is serving as a Director on such effective date shall, upon approval of the Committee, automatically receive an option to purchase 1,000 shares of Common Stock, or such other amount as is determined by the Committee.

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Section 3.2  Option Documentation

     Each stock option granted to a Non-Employee Director shall be evidenced by written documentation containing its terms and conditions.

Section 3.3  Exercise Price

     The exercise price for stock options granted to Nonemployee Directors shall not be less than 100% of the fair market value of the underlying shares of Common Stock on the date the stock option is granted.

Section 3.4  Exercise of Nonemployee Director Stock Options

     Stock options granted to Nonemployee Directors under this Plan shall become exercisable 6 months after the date of grant and shall expire ten years after the date of grant.

Section 3.5  Payment of Purchase Price Upon Exercise

     The Purchase Price of the shares as to which a Stock Option is exercised shall be paid in full upon exercise and shall be payable in cash.

Section 3.6  Cessation of Service

     Upon cessation of service of a Nonemployee Director (other than for death), only those stock options exercisable at the date of cessation of service shall continue to be exercisable by the grantee. Such stock options may be exercised any time prior to the expiration of the option period.

Section 3.7  Death
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     Upon the death of Nonemployee Director, those stock options which were exercisable on the date of death may be exercised within 36 months from the date of death, but in no event after the expiration of the option period, by the grantee's legal representative or heir.

                     ARTICLE IV - CHANGES IN CAPITALIZATION

     Any other provision of the Plan to the contrary notwithstanding, if any change shall occur in or affect shares of Common Stock or Stock Options on account of a merger, consolidation, reorganization, stock dividend, stock split or combination, reclassification, recapitalization, or distribution to holders of shares of Common Stock (other than cash dividends) including, without limitation, a merger or other reorganization event in which the shares of Common Stock cease to exist, or, if in the opinion of the Committee, after consultation with the Corporation's independent public accountants, changes in the Corporation's accounting policies, acquisitions, divestitures, distributions, or other unusual or extraordinary times have disproportionately and materially effected the value of the shares of Common Stock or Stock Options, the Committee shall make such adjustments, if any, that it may deem necessary or equitable in
(a) the maximum number of

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shares of Common Stock available for distribution under the Plan; (b) the number of shares subject to or reserved for issuance under outstanding and Stock Option grants; and (c) any other terms or provisions of any outstanding grants of Stock Options in order to preserve the full benefits of such grants for the Employee Participants, taking into account inflation, interest rates, and any other factors that the Committee, in its sole discretion, considers relevant. In the event of a change in the presently authorized shares of Common Stock that is limited to a change in the designation thereof or a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be shares of Common Stock within the meaning of the Plan. In the event of any other change affecting the shares of Common Stock or Stock Options such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event.

                           ARTICLE V - MISCELLANEOUS

Section 5.1  Designation of Beneficiary

     An Employee Participant may designate, in a writing delivered to the Corporation before his or her death, a person or persons to receive, in the event of the Employee Participant's death, any rights to which he or she would be entitled under the Plan. An Employee Participant may also designate an alternate beneficiary to receive payments if the primary beneficiary does not survive the Employee Participant. An Employee Participant may designate more than one person as his or her beneficiary or alternate beneficiary, in which case such persons would receive payments as joint tenants with a right of survivorship. A beneficiary designation may be changed or revoked by an Employee Participant at any time by filing a written statement of such change or revocation with the Corporation. If an Employee Participant fails to designate a beneficiary, then his estate shall be deemed to be his beneficiary.

Section 5.2  Employment Rights

     Neither the Plan nor any action taken hereunder shall be construed as giving any employee of the Corporation the right to become a Employee Participant, and a grant under the Plan shall not be construed as giving any Employee Participant any right to be retained in the employ of the Corporation.

Section 5.3  Nontransferability

     No Stock Options granted under this Plan may be assigned, pledged, or otherwise transferred except, in the event of an Employee Participant's death, to his designated beneficiary or, in the absence of such a designation, by will or the laws of descent and distribution.

Section 5.4  Withholding

     The Corporation shall, before any payment is made or a certificate for any shares is delivered or any shares are credited to any brokerage account, deduct or withhold from any

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payment under the Plan to an Employee Participant or his beneficiary or estate, as the case may be, any Federal, state, local or other taxes, including transfer taxes, required by law to be withheld and to pay any amount, or the balance of any amount, required to be withheld. Notwithstanding the foregoing, if an Employee Participant is an officer or director of the Corporation, as defined for purposes of Rule 16b-3 under the Exchange Act, and withholding of any federal, state or local taxes is required, the Corporation shall hold back from the Shares to be delivered that number of shares having a Fair Market Value equal to the amount of tax to be withheld to satisfy the tax withholding obligation.

Section 5.5  Relationship to Other Benefits

     No payment under the Plan shall be taken into account in determining any benefits under any retirement, group insurance, or other employee benefit plan of the Corporation. The Plan shall not preclude the stockholders of the Corporation, the Board of Directors or any committee thereof, or the Corporation from authorizing or approving other employee benefit plans or forms or incentive compensation, nor shall it limit or prevent the continued operation of other incentive compensation plans or other employee benefit plans of the Corporation or the participation in any such plans by Employee Participants in the Plan.

Section 5.6  No Trust or Fund Created

     Neither the Plan nor any grant made hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and an Employee Participant or any other person. To the extent that any person acquires a right to receive payments from the Corporation pursuant to a grant under the Plan, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

Section 5.7  Expenses

     The expenses of administering the Plan shall be borne by the Corporation.

Section 5.8  Indemnification

     Service on the Committee shall constitute service as a member of the Board of Directors so that members of the Committee shall be entitled to indemnification and reimbursement as directors of the Corporation pursuant to its Certificate of Incorporation, By-Laws, or resolutions of its Board of Directors or stockholders.

                     ARTICLE VI - AMENDMENT AND TERMINATION

     The Board of Directors may modify, amend, or terminate the Plan at any time except that, to the extent then required by applicable law, rule, or regulation, approval of the holders of a majority of shares of Common Stock represented in person or by proxy at a meeting of the stockholders will be required to increase the maximum number of shares of Common Stock available for distribution under the Plan (other than increases due to adjustments in accordance with the Plan and a one time increase that would not increase the amount of Common Stock

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issuable under the Plan by more than 10%).  No modification, amendment, or termination of the Plan shall adversely affect the rights of an Employee Participant under a grant previously made to him without the consent of such Employee Participant.

                          ARTICLE VII - INTERPRETATION

Section 7.1  Governmental and Other Regulations

     Notwithstanding any provision of the Plan or the terms of any Stock Option agreement issued under the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended or the Exchange Act, if such registration shall be necessary, or before compliance by the Corporation or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with all other applicable Federal and state laws and regulations and rulings thereunder. The Corporation shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 7.2  Compliance with Rule 16b-3

     It is the Corporation's intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any Regulations promulgated thereunder. If any provision of this Plan is later found not to be in compliance with the Rule, the provisions shall be deemed null and void. All grants and exercises of options under this Plan by individuals subject to Section 16 shall be executed in accordance with the requirements of Section 16, as amended, and any Regulations promulgated thereunder.

Section 7.3  Governing Law

     The Plan shall be construed and its provisions enforced and administered in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into and performed entirely in such State.

             ARTICLE VIII - EFFECTIVE DATE AND STOCKHOLDER APPROVAL

     The Plan shall not be effective unless or until approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy present and voting on the Plan.

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